Exhibit 99.1

Zymeworks Announces Corporate Update Conference Call

Vancouver, Canada (May 23, 2019) – Zymeworks Inc. (NYSE/TSX: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced that it will host a webcast and conference call to discuss progress on its 2019 corporate priorities, including clinical development plans for its lead therapeutic candidates as well as recently announced and established corporate partnerships.

Webcast and Conference Call Details

Zymeworks will host a webcast and conference call on Wednesday, May 29, 2019 at 8:30am ET (5:30am PT).

Interested parties can access the live webcast via a link from Zymeworks’ website at http://ir.zymeworks.com/events-and-presentations or join the live call and Q&A by dialing 1-800-319-4610 for North American callers, or 1-604-638-5340 for international callers. Callers should dial in five to 10 minutes prior to the scheduled start time and ask to join the “Zymeworks call”.

A recorded replay will also be available on the website shortly after the call concludes.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. The Company’s suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, ZW25, is a novel Azymetric™ bispecific antibody currently in Phase 2 clinical development. The Company’s second clinical candidate, ZW49, is a bispecific antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of ZW25 with Zymeworks’ proprietary ZymeLink™ cytotoxic payload. Zymeworks is also advancing a deep preclinical pipeline in immuno-oncology and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with nine biopharmaceutical companies. For more information, visit www.zymeworks.com.

Cautionary Note Regarding Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this news release include statements that relate the Company’s intention to host webcast and conference call, the timing of such call and the topics to be discussed and other information that is not historical information. When used herein, words such as “will”, “plans”, “ongoing”, “progress” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain.

Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for the three month period ended March 31, 2019 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. You should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Zymeworks Inc.

Investor Inquiries:

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Tiffany Tolmie

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Angela Bitting

(925) 202-6211

a.bitting@comcast.net